QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A No. 2

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:        November 3, 2003
(Date of earliest event reported)

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

        The following exhibit is furnished pursuant to Item 12 of this Report:

  99.1
  The Manitowoc Company, Inc. press release dated November 3, 2003

Item 12.    Results of Operations and Financial Conditions

        On November 3, 2003, the company issued a press release describing its results of operations for the three and Nine months ended September 30, 2003. The press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC. (Registrant)

DATE: November 4, 2003	/s/ Timothy M. Wood Timothy M. Wood Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.
EXHIBIT INDEX
TO
FORM 8-K/A No. 2 CURRENT REPORT
Dated as of November 3, 2003

Exhibit No.	Description	Filed Herewith
99.1	Press Release dated November 3, 2003, regarding the earnings of The Manitowoc Company, Inc. for three and nine months ended September 30, 2003.	X

QuickLinks

  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Conditions
SIGNATURES
EXHIBIT INDEX